UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 28, 2025

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On March 28, 2025, HomeStreet, Inc., a Washington corporation (“HomeStreet”), HomeStreet Bank, a Washington state-chartered commercial bank and wholly owned subsidiary of HomeStreet (“HomeStreet Bank”), and Mechanics Bank, a California banking corporation (“Mechanics Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for an all-stock business combination between HomeStreet and Mechanics Bank. On the terms and subject to the conditions set forth in the Merger Agreement, HomeStreet Bank will merge with and into Mechanics Bank (the “Merger”), with Mechanics Bank surviving the Merger and becoming a wholly-owned subsidiary of HomeStreet. Following the consummation of the Merger, HomeStreet will be renamed “Mechanics Bancorp” and will remain a publicly traded company. The Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1, and incorporated by reference herein.

The Merger Agreement was unanimously approved by the Boards of Directors of each of HomeStreet, HomeStreet Bank and Mechanics Bank.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $50 per share, of Mechanics Bank designated as voting common stock (the “Voting Mechanics Common Stock”), issued and outstanding immediately prior to the Effective Time, subject to certain exceptions, will be converted into the right to receive 3,301.0920 shares (such ratio, the “Exchange Ratio”, and such shares collectively, the “Voting Merger Consideration”) of the Class A common stock, no par value, of HomeStreet (the “Class A HomeStreet Common Stock”) as set forth in the amended and restated articles of incorporation of HomeStreet to be adopted in connection with the Merger which are set forth as Exhibit B to the Merger Agreement (the “Articles Amendment”), and each share of common stock, par value $50 per share, of Mechanics Bank designated as non-voting common stock (the “Non-Voting Mechanics Common Stock”, together with the Voting Mechanics Common Stock, the “Mechanics Common Stock”), issued and outstanding immediately prior to the Effective Time, will be converted into the right to receive 330.1092 shares (the “Non-Voting Exchange Ratio”, and such shares collectively, with the Voting Merger Consideration, the “Merger Consideration”) of the Class B common stock, no par value of HomeStreet (the “Class B HomeStreet Common Stock”), to be created pursuant to the Articles Amendment (the common stock, no par value, of HomeStreet prior the effectiveness of the Articles Amendment, and following the effectiveness of the Articles Amendment, the Class A HomeStreet Common Stock and the Class B HomeStreet Common Stock, collectively, the “HomeStreet Common Stock”). The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Certain Governance Matters

The Merger Agreement provides that, effective as of the Effective Time, the Board of Directors of HomeStreet will consist of the directors of Mechanics Bank as of immediately prior to the Effective Time and one member of the Board of Directors of HomeStreet as of immediately prior to the Effective Time selected by Mechanics Bank.

Treatment of HomeStreet Equity Awards

The Merger Agreement provides that, at the Effective Time, each outstanding restricted stock unit award granted under the Amended and Restated HomeStreet 2014 Equity Incentive Plan (such plan the “Equity Incentive Plan”, and each such restricted stock unit award, a “HomeStreet RSU”) will remain outstanding and be continued subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents) as applied immediately prior to the Effective Time.

At the Effective Time, any vesting conditions applicable to each outstanding performance stock unit award granted under the Equity Incentive Plan (a “HomeStreet PSU”, and together with HomeStreet RSUs, the “HomeStreet Equity Awards”), whether vested or unvested, will automatically accelerate, be cancelled and entitle the holder to receive (1) a number of shares of Class A HomeStreet Common Stock equal to the number of shares of HomeStreet

Common Stock (immediately prior to the Effective Time) subject to such HomeStreet PSU based on target performance plus (2) an amount in cash equal to the amount of all dividends, if any, accrued but unpaid as of the Effective Time with respect to such HomeStreet PSU based on target performance.

Treatment of Mechanics Bank Equity Awards

At the Effective Time, each outstanding incentive unit award or restricted stock unit award granted under the Mechanics Bank 2017 Incentive Unit Plan or 2022 Omnibus Incentive Plan in respect of shares of Mechanics Common Stock (a “Mechanics RSU”) will automatically be converted into a restricted stock unit award (an “Assumed HomeStreet RSU”) in respect of the number of shares of Class A HomeStreet Common Stock equal to (1) the total number of shares of Mechanics Common Stock subject to the Mechanics RSU immediately prior to the Effective Time multiplied by (2) the Exchange Ratio. Each Assumed HomeStreet RSU will otherwise remain subject to the same terms and conditions (including vesting terms, performance measures, and terms with respect to dividend equivalents) as applied to the corresponding Mechanics RSU immediately prior to the Effective Time.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from each of HomeStreet, HomeStreet Bank, and Mechanics Bank. In addition, HomeStreet has agreed to certain customary pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects, and each of HomeStreet and Mechanics Bank have agreed to refrain from taking certain actions without the other’s consent. Each party has agreed to additional covenants, including, among others, covenants relating to (a) in the case of HomeStreet, (i) its obligation to call a meeting of its shareholders to approve the issuance of shares of HomeStreet Common Stock pursuant to the Merger Agreement (the “Share Issuance”), the Articles Amendment and to approve and adopt an equity compensation plan on terms to be jointly determined by HomeStreet and Mechanics Bank, and (ii) the obligation of the Board of Directors of HomeStreet to recommend that its shareholders approve the Share Issuance and the Articles Amendment, (b) in the case of Mechanics Bank, its obligation to obtain the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement by Mechanics Bank’s shareholders, and (c) in the case of HomeStreet, non-solicitation obligations related to alternative acquisition proposals.

The completion of the Merger is subject to the satisfaction or waiver of certain closing conditions, including (a) the approval of the Share Issuance and the Articles Amendment by the requisite vote of the HomeStreet shareholders and approval of the Merger Agreement and the transactions contemplated by the Merger Agreement by the requisite vote of the Mechanics Bank shareholders, (b) the receipt of the requisite regulatory approvals from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the California Department of Financial Protection and Innovation and the Washington State Department of Financial Institutions, Division of Banks, (c) in the case of Mechanics Bank’s obligation to complete the Merger, no governmental entity having imposed, and no requisite regulatory approval containing, a Material Burdensome Condition (as defined in the Merger Agreement), (d) effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by HomeStreet in connection with the transactions contemplated by the Merger Agreement (the “S-4”), (e) the absence of any order, injunction, decree or other legal restraint preventing the completion of the transactions contemplated by the Merger Agreement or any law making the completion thereof illegal and (f) in the case of Mechanics Bank’s obligation to complete the Merger, authorization for listing on NASDAQ or NYSE of the shares of HomeStreet Common Stock to be issued in the Share Issuance, subject to official notice of issuance.

Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (a) subject to certain materiality thresholds, the accuracy of the representations and warranties of Mechanics Bank, in the case of HomeStreet and HomeStreet Bank, and HomeStreet and HomeStreet Bank, in the case of Mechanics Bank, (b) performance in all material respects by Mechanics Bank, in the case of HomeStreet and HomeStreet Bank, and HomeStreet and HomeStreet Bank, in the case of Mechanics Bank, of its respective obligations under the Merger Agreement and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both HomeStreet and HomeStreet Bank, on the one hand and Mechanics Bank, on the other hand. The Merger Agreement also provides that a termination fee of $10.0 million will be payable by HomeStreet upon termination of the Merger Agreement under certain circumstances.

Voting Agreements

On March 28, 2025, shortly following the execution of the Merger Agreement, HomeStreet entered into (a) a Voting and Support Agreement (the “Ford Voting Agreement”) with EB Acquisition Company LLC and EB Acquisition Company II LLC (collectively, the “Ford Shareholders”) and Ford Financial Fund II, L.P. and Ford Financial III, L.P. (together with the Ford Shareholders, the “Ford Entities”) and (b) a Voting and Support Agreement (the “Rabobank Voting Agreement,” and together with the Ford Voting Agreement, the “Mechanics Voting Agreements”) with Rabobank International Holding B.V. (“Rabobank”, together with Ford Shareholders, the “Supporting Shareholders”). The Mechanics Voting Agreements are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

The Mechanics Voting Agreements require, among other things, that (a) each Supporting Shareholder execute and deliver a written consent with respect to the Mechanics Common Stock owned by it and that is entitled to vote for the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement within five business days after the S-4 is declared effective under the Securities Act of 1933, as amended, and (b) each Supporting Shareholder and Ford Entity not, directly or indirectly, assign, sell, transfer or otherwise dispose of its shares of Mechanics Common Stock, subject to certain exceptions. The Ford Voting Agreement requires HomeStreet and the Ford Entities to cooperate with each other with respect to certain regulatory approvals required to be obtained by the Ford Entities to consummate the transactions contemplated by the Merger Agreement. The Rabobank Voting Agreement requires Rabobank to cooperate with HomeStreet, Mechanics Bank and the Ford Entities in obtaining all regulatory approvals required to be obtained by such parties to consummate the transactions contemplated by the Merger Agreement. Under the Rabobank Voting Agreement, Mechanics Bank and the Ford Entities are express third-party beneficiaries entitled to enforce certain obligations of Rabobank.

Each of the Mechanics Voting Agreements will terminate at the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, and (c) any amendment to the Merger Agreement without the prior written consent of the applicable Supporting Shareholder if such amendment reduces the Exchange Ratio (or the Non-Voting Exchange Ratio, in the case of the Rabobank Voting Agreement) or alters the form of Merger Consideration.

Registration Rights Agreement

In connection with the Merger Agreement, HomeStreet entered into a Registration Rights Agreement, dated as of March 28, 2025 and to become effective as of the Effective Time (the “Registration Rights Agreement”), with Mechanics Bank, the Ford Entities, and Rabobank. The Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, each of the Ford Shareholders and Rabobank is entitled to certain demand registration rights, shelf registration rights and piggyback registration rights with respect to shares of HomeStreet Common Stock it acquires in the Merger, in each case, subject to certain limitations. Further, HomeStreet, Mechanics Bank, the Ford Shareholders and Rabobank agree to, and agree to cause their respective affiliates to, cooperate with each other with respect to certain bank regulatory matters and to use reasonable best efforts to comply with certain regulatory requirements. As long as the Rabobank and its permitted transferees (collectively, the “Rabobank Parties”) beneficially own, in the aggregate, at least 4.9% of the outstanding Company Equity Interests (as defined in the Registration Rights Agreement), the Rabobank Parties will have the right to appoint one observer to the Board of Directors of HomeStreet, and from and after such time as the Rabobank Parties acquire additional shares of voting HomeStreet Common Stock such that they beneficially own, in the aggregate 9.9% or more of voting HomeStreet Common Stock, the Rabobank Parties will have the right to appoint one director to the Board of Directors of HomeStreet (subject to the Board of Directors’ reasonable approval).

The Registration Rights Agreement will terminate, (a) upon the mutual written agreement of each of the parties thereto, (b) in the case of the Rabobank Parties, when the Rabobank Parties no longer beneficially own any Company Equity Interests and (c) in the case of Ford Shareholders, when the Ford Shareholders no longer beneficially own any Company Equity Interests.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Consulting Agreement

In connection with the Merger Agreement, HomeStreet and Mechanics Bank entered into a consulting agreement (the “Consulting Agreement”) with Mark Mason, the Chairman, Chief Executive Officer and President of HomeStreet, pursuant to which Mr. Mason’s employment with HomeStreet and HomeStreet Bank will terminate on the first day following the closing of the Merger, and HomeStreet and Mechanics Bank will retain Mr. Mason as a consultant to perform certain transitional services beginning on the day following the closing of the Merger and ending on the earliest of (a) the second anniversary of the closing of the Merger, (b) the death or disability of Mr. Mason and (c) the termination of the Consulting Agreement pursuant to its terms (the “Consulting Period”). The Consulting Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated by reference herein.

The Consulting Agreement provides that, upon the termination of his employment with HomeStreet and HomeStreet Bank on the first day following the closing of the Merger, Mr. Mason will be entitled to receive the following severance payments and benefits in full satisfaction of the severance payments and benefits to which he would be entitled under the terms of his existing employment agreement with HomeStreet upon a qualifying termination of employment without Cause or for Good Reason following a Change in Control (each, as defined in the employment agreement):

•cash severance payments equal to the sum of (i) two-and-one-half times Mr. Mason’s annual salary at the rate in effect as of immediately prior to the consummation of the Merger, plus (ii) two-and-one-half times the greater of (x) the annual incentive payment earned by Mr. Mason in the year prior to termination and (y) Mr. Mason’s target annual incentive payment for the year of termination;
•continuing health insurance coverage for Mr. Mason and his dependents for eighteen months, provided Mr. Mason and his dependents timely elect COBRA continuation coverage under HomeStreet’s group health plan(s);
•accelerated vesting of all of Mr. Mason’s unvested HomeStreet Equity Awards and long-term cash incentive awards (in the case of HomeStreet PSUs, with performance deemed achieved at target); and
•certain accrued but unpaid benefits.

In addition, under the Consulting Agreement, Mr. Mason will, in consideration of his consulting commitment and the restrictive covenants described below, receive a gross amount equal to $4,000,000, payable in equal quarterly installments during the Consulting Period.

Under the Consulting Agreement, Mr. Mason reaffirms the terms and conditions of that certain Confidentiality Agreement, dated as of March 14, 2017, with HomeStreet and HomeStreet Bank. In addition, the Consulting Agreement provides for (i) certain non-disparagement obligations; (ii) extension of Mr. Mason’s existing non-competition obligations through the Consulting Period and for a period of six months thereafter; and (iii) extension of Mr. Mason’s existing non-solicitation obligations through the Consulting Period and for a period of one year thereafter. The effectiveness of the Consulting Agreement is conditioned upon the consummation of the Merger.

Terminating Executives

In accordance with the terms and conditions of the Merger Agreement and the confidential disclosure schedules thereto, in addition to Mr. Mason, certain of HomeStreet’s other executive officers (including each other named executive officer) are expected to terminate their employment with HomeStreet as of the day immediately following (and subject to the occurrence of) the Effective Time. In connection with these terminations of employment, each such executive officer will be entitled to receive the severance payments and benefits contemplated by, and in accordance with the terms of, their respective existing change in control agreement or employment agreement with HomeStreet upon an involuntary termination of employment following a change in control, which agreements are summarized in HomeStreet’s Definitive Proxy Statement on Schedule 14A filed May 15, 2024, in the section titled, “Interests of HomeStreet’s Directors and Executive Officers in the Mergers – Change in Control Severance and Similar Agreements”.

Exhibits

The foregoing description of the Merger Agreement, the Registration Rights Agreement, the Mechanics Voting Agreements, and the Consulting Agreement (collectively, the “Transaction Agreements”) and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of such agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 4.1, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively.

The Transaction Agreements have been included to provide investors with information regarding their respective terms. The Transaction Agreements are not intended to provide any other factual information about HomeStreet, HomeStreet Bank, Mechanics Bank or their affiliates. The representations, warranties, covenants and agreements contained in the Transaction Agreements, and the other documents related thereto, were made only for purposes of such agreements as of the specific dates therein, were solely for the benefit of the parties to such Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to such Transaction Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security-holders are not third-party beneficiaries under the Transaction Agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the applicable Transaction Agreement, which subsequent information may or may not be fully reflected in HomeStreet’s public disclosures. The Transaction Agreements should not be read alone, but should instead be read in conjunction with the other information regarding HomeStreet, HomeStreet Bank, Mechanics Bank and each of their respective affiliates or their respective businesses, the summaries of the Transaction Agreements and the transactions contemplated thereby that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a prospectus of HomeStreet, a proxy statement of HomeStreet and a consent solicitation statement of Mechanics Bank, as well as the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that HomeStreet makes with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 2.1	Agreement and Plan of Merger, dated as of March 28, 2025, by and among Mechanics Bank, HomeStreet, Inc. and HomeStreet Bank.*
Exhibit 4.1	Registration Rights Agreement, dated as of March 28, 2025, by and among HomeStreet, Inc., Mechanics Bank and the other parties thereto.
Exhibit 10.1
Voting and Support Agreement, dated as of March 28, 2025, by and among HomeStreet, Inc., EB Acquisition Company LLC, EB Acquisition Company II LLC, Ford Financial Fund II, L.P. and Ford Financial Fund III, L.P.

Exhibit 10.2	Voting and Support Agreement, dated as of March 28, 2025, by and between HomeStreet, Inc. and Rabobank International Holding B.V.
Exhibit 10.3	Consulting Agreement, dated as of March 28, 2025, by and among HomeStreet, Inc., Mechanics Bank and Mark Mason.
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)
* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the SEC, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Mechanics Bank, HomeStreet and HomeStreet Bank (the “Transaction”), including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks, uncertainties, assumptions, estimates, and other important factors that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in HomeStreet’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (a) the occurrence of any event, change, or other circumstance that could give rise to the right of one or all of the parties to terminate the Merger Agreement; (b) the outcome of any legal proceedings that may be instituted against Mechanics Bank, HomeStreet or HomeStreet Bank; (c) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (d) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Mechanics Bank, HomeStreet and HomeStreet Bank operate; (e) changes in asset quality and credit risk; (f) the inability to sustain revenue and earnings growth; (g) customer borrowing, repayment, investment and deposit practices; (h) customer disintermediation; (i) the ability to promptly and effectively integrate the businesses of Mechanics Bank, HomeStreet and HomeStreet Bank; (j) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) reputational risk and potential adverse reactions of Mechanics Bank’s, HomeStreet’s or HomeStreet Bank’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (l) the dilution caused by HomeStreet’s issuance of additional shares of its capital stock in connection with the Transaction; (m) and the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters.

These factors are not necessarily all of the factors that could cause Mechanics Bank’s, HomeStreet’s, HomeStreet Bank’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could significantly harm Mechanics Bank’s, HomeStreet’s, HomeStreet Bank’s or the combined company’s results.

Forward-looking statements speak only as of the date they are made and Mechanics Bank, HomeStreet and HomeStreet Bank do not undertake or assume any obligation to update any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Mechanics Bank, HomeStreet or HomeStreet Bank update one or more forward-looking statements, no inference should be drawn that Mechanics Bank, HomeStreet or HomeStreet Bank will make additional updates with respect to those or other forward-looking statements. Further information regarding HomeStreet and HomeStreet Bank, and factors which could affect the forward-looking statements contained herein can be found in HomeStreet’s filings with the SEC.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, HomeStreet will file with the SEC a Registration Statement on Form S-4 to register the shares of HomeStreet (which will be renamed Mechanics Bancorp following the closing) capital stock to be issued in connection with the Transaction. The Registration Statement will include a consent solicitation statement of Mechanics Bank and a proxy statement of HomeStreet that also constitutes a prospectus. The definitive joint consent solicitation statement/proxy statement/prospectus will be sent to the shareholders of HomeStreet seeking their approval of the Transaction and other related matters and to shareholders of Mechanics Bank.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT CONSENT SOLICITATION STATEMENT/PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE CONSENT SOLICITATION STATEMENT/JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING HOMESTREET, HOMESTREET BANK, MECHANICS BANK, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HomeStreet through the website maintained by the SEC at http://www.sec.gov or from HomeStreet at its website, https://ir.homestreet.com/sec-filings/all-filings/default.aspx. Documents filed with the SEC by HomeStreet will be available free of charge by accessing the “Investor Relations” page of HomeStreet’s website at https://ir.homestreet.com/sec-filings/all-filings/default.aspx.

PARTICIPANTS IN THE SOLICITATION

Mechanics Bank, HomeStreet and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from HomeStreet’s shareholders in connection with the Transaction. Information about the interests of the persons who may be deemed to be participants in the solicitation of shareholders of HomeStreet in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint consent solicitation statement/proxy statement/prospectus related to the Transaction, which will be filed by HomeStreet with the SEC. Information about the directors and executive officers of HomeStreet, their ownership of HomeStreet common stock, and HomeStreet’s transactions with related persons is set forth in the sections entitled “HomeStreet Corporate Governance and Other Matters,” “2023 Executive Compensation Program,” “2023 Summary Compensation Table” and “Principal Shareholders of HomeStreet” in the definitive proxy statement filed in connection with HomeStreet’s meeting of shareholders held on June 18, 2024, as filed with the SEC on Schedule 14A on May 16, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1518715/000155278124000348/e24254_hmst-defm14a.htm). To the extent holdings of HomeStreet common stock by the directors and executive officers of HomeStreet have changed from the amounts held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2025

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
EVP, General Counsel and Corporate Secretary